                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 June 12, 2001

                         ADVANTA BUSINESS SERVICES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 Delaware                         333-38575                    23-2333786
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)


          1020 Laurel Oak Road
          Voorhees, New Jersey                                                     08043
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code (609) 782-7300
                                                           --------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


                      ADVANTA LEASING RECEIVABLES CORP. IV
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                  Nevada                             333-38575-01                   88-0387072
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            1325 Airmotive Way
               Reno, Nevada                                                          89502
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)



        Registrant's telephone number, including area code (702) 322-2221
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                      ADVANTA LEASING RECEIVABLES CORP. V
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                  Nevada                             333-38975-02                   88-0387073
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            1325 Airmotive Way
               Reno, Nevada                                                          89502
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)



        Registrant's telephone number, including area code (702) 322-2221
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits


            The following exhibit is furnished herewith:

            21 Monthly Servicer's Certificate issued on June 12, 2001 relating to the Equipment Receivables Asset-Backed Notes, Series 1998-1, prepared by the Servicer and sent to the Trustee pursuant to Section 3.06(a) of the Series 1998-1 Supplement dated as of April 14, 1998 covering the period of May 1, 2001 through May 31, 2001.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ADVANTA BUSINESS SERVICES CORP.,
                                             As Registrant

                                             By /s/ MARK SHAPIRO

                                             Name: Mark Shapiro
                                             Title: Assistant Treasurer


Dated:      June 12, 2001

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ADVANTA LEASING RECEIVABLES CORP. IV,
                                           As Registrant

                                           By /s/ MARK SHAPIRO

                                           Name:  Mark Shapiro
                                           Title: Treasurer




Dated:  June 12, 2001

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ADVANTA LEASING RECEIVABLES CORP. V,
                                           As Registrant

                                           By /s/ MARK SHAPIRO

                                           Name:  Mark Shapiro
                                           Title: Treasurer


Dated:      June 12, 2001

                                  Exhibit Index


Exhibit No.                                                                Page

     21.1  Monthly Servicer's Certificate dated June 12, 2001 prepared by   8
           the Servicer and sent to the Trustee pursuant to Section
           3.06(a) of the Series 1998-1 Supplement covering the period of May 1, 2001 through May 31, 2001.